UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22621

Cohen & Steers Real Assets Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2013. The net asset values (NAV) per share at that date were $9.62, $9.60, $9.64, $9.65 and $9.62 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2013	Year Ended December 31, 2013
Cohen & Steers Real Assets Fund—Class A	5.57%	–3.22%
Cohen & Steers Real Assets Fund—Class C	5.39%	–3.76%
Cohen & Steers Real Assets Fund—Class I	5.85%	–2.83%
Cohen & Steers Real Assets Fund—Class R	5.68%	–3.29%
Cohen & Steers Real Assets Fund—Class Z	5.68%	–3.03%
Linked Blended Benchmark[a]	4.80%	–2.62%
Consumer Price Index +4%[a]	2.70%	5.49%
MSCI World Index—net[a]	16.83%	26.68%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. The 1% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  For benchmark descriptions, see footnote "a" on page 8.

COHEN & STEERS REAL ASSETS FUND, INC.

Fund Management Update

Effective June 1, 2013, the Fund's advisor assumed the management of the Fund's investments in commodities, which were previously managed through a third party subadvisory arrangement. The decision to bring the management of this allocation in-house was made in connection with Cohen & Steers' hiring of a commodities management team that employs an active, fundamental approach to commodities investment. The Fund's advisor also began managing the natural resource equities allocation on the close of business on July 29, 2013. This allocation was also formerly managed by a third party subadvisor.

In August 2013, we were pleased to welcome portfolio manager Vincent Childers, who joined Cohen & Steers from AllianceBernstein, where he co-managed over $2 billion dedicated to real assets. In his new role, he will drive the active allocations for Cohen & Steers' real assets strategy and the Fund. The Fund's advisor believes that these changes have integrated the management of all of the Fund's investment strategies, while enhancing oversight and administration with the potential to improve overall Fund performance.

Investment Review

Capital markets began the year on a positive note, generally supported by historically low interest rates and signs of a modestly expanding U.S. economy. However, markets were roiled in May when U.S. Federal Reserve (Fed) Chairman Ben Bernanke indicated a potential to taper the size of the Fed's unprecedented quantitative easing (QE) securities purchase program, depending on the path of U.S. economic growth. In mid-December, the Fed ultimately did announce a tapering: starting in January 2014, the total size of its bond and mortgage purchases would be reduced from $85 billion to $75 billion per month. Equity investors responded positively as concerns about less accommodative policy were outweighed by improving economic conditions and the Fed's reassurance to keep target rates low. Though Treasury yields remained relatively stable following the long-awaited news, the 10-year U.S. Treasury yield rose from 1.7% in early May to 3.0% at year end.

Fund performance

The Fund had a negative total return for the year and underperformed its linked blended benchmark.

The Fund's allocations to commodities and gold accounted for most of its negative absolute return for the year; global real estate and infrastructure securities were positive contributors. With respect to top-down allocations, our overweight in global natural resources securities contributed to the Fund's relative performance, as did our relatively defensive allocation to commodities. Overall security selection also aided relative returns, driven by the Fund's global infrastructure, natural resources and real estate sleeves, which outperformed their respective benchmarks. Security selection in the commodities and short-duration credit sleeves detracted from relative performance.

Global Real Estate Securities

Global real estate stocks had a total return of 3.7% for the year as measured by the FTSE EPRA/NAREIT Developed Real Estate Index. U.S. REITs surged into May, but then fell back on concerns that rising Treasury yields could impact capital costs and property values. However, REIT bond yields were largely unchanged, and transactions in the private U.S. market indicated that real estate values were relatively stable, supported by cash flow growth and strong investment demand for the types of high-quality properties that REITs typically own.

Most European markets had positive returns amid a pickup in broad economic activity. The U.K. was a standout, aided by favorable relative valuations, resilient fundamentals and strong investment demand for London real estate. France benefited somewhat from improving economic conditions in neighboring Spain and Italy, even as the domestic French economy failed to spark.

COHEN & STEERS REAL ASSETS FUND, INC.

Japan rose 60% in local terms, spurred by Prime Minister Shinzo Abe and the Bank of Japan's aggressive policies designed to stimulate economic growth and lift the country out of deflation. However, U.S. dollar-based investor gains were nearly halved by depreciation in the yen in the period. Hong Kong declined due to a slowdown in local economic growth and increased restrictions on residential development and purchasing activity.

Commodities

Within commodities, the precious metals sector declined more than 30% in the year. Investors were prompted to turn away from gold and silver by an improving global economy, rising interest rates and the anticipation—and confirmation—of tapering in the U.S. Platinum and palladium held up relatively well, supported by a limited supply outlook and demand that is leveraged to the global economic recovery through the production of automotive catalytic converters. Base metals were also broadly down, hindered by a general oversupply and concerns regarding the sustainability of demand from China; these worries eased in the fourth quarter.

The energy group was positive, led by a strong rise in natural gas prices, which benefited from unusually frigid late-period weather and strong heating demand. West Texas Intermediate (WTI) crude oil prices rose about 7% in 2013, while Brent (North Sea) crude was slightly down.

Within livestock, the live cattle sector was supported by a tight market as well as strong domestic and export demand. Lean hogs were flat, with higher carcass weights helping to offset lower slaughter rates, and despite lower production concerns for 2014. Cotton was a winner in the softs sector, aided by weather-related U.S. production concerns. Corn posted the biggest decline among the constituents of the commodities index, as production climbed to a fresh record in the U.S. Despite numerous weather complications during planting and critical growth stages of the crop, higher acreage and record plant populations offset weather related yield declines.

Natural Resource Securities

The S&P Global Natural Resource Index had a total return of 1.0% for a period that showed significantly different return profiles across asset classes. During the first half of the year, the natural resources equity group was down sharply, performing in-line with the underlying commodities. However, the asset classes' performance diverged in the year's second half, as sentiment toward stocks in more cyclical, growth-sensitive sectors turned positive.

In terms of sector performance, metals and mining was a significant underperformer, led by gold equities, which were down roughly 50%. Energy fared better, returning around 15% for the full year, driven by refiners and exploration and production companies. The agribusiness subsector outperformed significantly, driven by strong returns from food companies and grain processors.

Global Infrastructure Securities

Infrastructure stocks returned 15.9% as measured by the Dow Jones-Brookfield Global Infrastructure Index. The best-performing subsectors were those with the closest ties to the global economic recovery, such as airports and toll roads. Higher interest rates hindered the relative performance of electric utilities, as investors turned away from defensive stocks in favor of those more likely to benefit from improving global economic conditions. The pipelines subsector also underperformed, in part due to falling natural gas liquids prices.

Investment Outlook

Asset Allocation

Late in the period we modestly increased our allocation to real estate while marginally decreasing our target weight for infrastructure. We remain overweight in natural resource equities and underweight

COHEN & STEERS REAL ASSETS FUND, INC.

real estate, positions that reflect our current views on relative valuations and relative momentum. We are modestly overweight commodities and have underweights in gold and infrastructure—due to both relative valuations and our expectations that interest rates should normalize away from historically low levels.

Global Real Estate Securities

In the U.S., while we expect all property sectors to benefit from rising employment, our focus is on those we believe are the most attractively valued in the context of rising employment and consumer spending. In particular, we favor owners of high-quality retail assets, many of which trade at compelling valuations and continue to see healthy demand from national and regional retailers. We also see attractive value in offices located in urban markets benefiting from job growth in technology, media and life sciences.

In Europe, specific markets we favor include Central London, where we believe interest from institutional investors remains strong given the demand for income and the need for diversification into real assets. From a sector standpoint, we are particularly positive on U.K. office, industrial, self storage and retail landlords. Other areas of potential opportunity, in our view, include Scandinavia and Germany, which feature a better fiscal outlook and a more-active lending environment relative to other parts of Europe. Within Asia Pacific, we are positive on the outlook for Australia's REIT sector, where longer-term fundamentals are improving.

Commodities

Within the energy sector, we remain bullish crude refined products, the distillates—heating oil in particular, as we believe strong seasonal demand and inventories at the low end of their five-year range will support prices. For precious metals, we continue to prefer platinum group metals, specifically platinum and palladium based upon their attractive supply/demand balance, which is anticipated to tighten further in 2014 on accelerating global auto sales and supply challenges in key producing regions. We remain bearish gold, despite prices hovering close to marginal cost of supply. An improving global economic outlook, reduced inflationary pressures, and continued exchange-traded product liquidation will likely serve as the primary catalysts for lower prices.

Within base metals, while there's no structural deficit in the sector, we continue to favor those metals with the most compelling supply/demand fundamentals, specifically zinc and lead where we see demand support for both metals. In grains, we remain seasonally focused on the size of the South America crop, and are monitoring changing weather conditions and the pace of harvest closely in Brazil and Argentina. We are bearish soybeans, on the expectation that 2014 production will increase across the board in Brazil, Argentina and the U.S. In softs, we have an underweight in Cotton, which remains plagued by excess global supply. China remains the largest producer, consumer and importer of the fiber and is currently sitting on nearly 60% of global inventories.

Natural Resource Securities

With respect to natural resource stocks, we continue to position ourselves in select, well-run companies with volume growth that we believe can maintain margins and have the potential to outperform despite a volatile price environment. Energy is our largest overweight on a sector basis, driven primarily by our overweight in services and integrated oil and gas companies. Within metals and mining, we are overweight steel and believe the pricing momentum recently seen in the U.S. may catch on overseas as well.

Global Infrastructure Securities

Our focus within infrastructure remains on long-term secular growth businesses that are leveraged to the strengthening global economy. One of the best examples of this, in our opinion, is the North American midstream energy sector. We believe companies within this sector have a compelling growth outlook due to increased energy production within the continent's shale basins, which is driving the need

COHEN & STEERS REAL ASSETS FUND, INC.

for pipelines, processing plants and storage facilities. We also have more confidence in Europe, where improved economic conditions, together with government policies that are marginally more supportive of growth, bode well for the sector. Toll road operators are the best way to access this opportunity, in our view, given their attractive valuations and the sensitivity of their business models to economic activity.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

VINCENT L. CHILDERS	JON CHEIGH
Portfolio Manager	Portfolio Manager

YIGAL D. JHIRAD	Nick Koutsoftas
Portfolio Manger	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering real assets including real estate, listed infrastructure, MLPs and commodities, as well as large cap value and preferred securities.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For the Periods Ended December 31, 2013

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–7.57%[c]	–4.72%[d]	—	—	—
1 Year (without sales charge)	–3.22%	–3.76%	–2.83%	–3.29%	–3.03%
Since Inception[b] (with sales charge)	–3.20%[c]	–1.49%	—	—	—
Since Inception[b] (without sales charge)	–0.84%	–1.49%	–0.47%	–0.94%	–0.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2013, as amended September 30, 2013, prospectuses were as follows: Class A—2.46% and 1.35%; Class C—3.11% and 2.00%; Class I—2.12% and 1.00%; Class R—2.61% and 1.50%; and Class Z—2.26% and 1.15%. Through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, and extraordinary expenses) as a percentage of average net assets at 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.15% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund.

a  The linked blended benchmark is represented by the performance of the blended benchmark consisting of 30% FTSE EPRA/NAREIT Developed Real Estate Index—net, 30% Dow Jones-UBS Commodity Index, 20% S&P Global Natural Resources Index—net, 12.5% BofA Merrill Lynch 1-3 Year Global Corporate Index and 7.5% Gold Index from January 1, 2013 through September 30, 2013 and the blended benchmark consisting of 27.5% FTSE EPRA/NAREIT Developed Real Estate Index—net, 27.5% Dow Jones-UBS Commodity Index, 15% S&P Global Natural Resources Index—net, 10% BofA Merrill Lynch 1-3 Year U.S. Corporate Index, 5% Gold Index and 15% Dow Jones-Brookfield Global Infrastructure Index from October 1, 2013 through December 31, 2013. The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged market-weighted total return index which consists of approximately 309 companies from 20 countries whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities and is net of dividend withholding taxes. The Dow Jones-UBS Commodity Index is composed of futures contracts on physical commodities. These commodities are traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The S&P Global Natural Resources Index includes 91 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The BofA Merrill Lynch 1-3 Year Global Corporate Index is a subset of the BofA Merrill Lynch Global Corporate Index including all securities with a remaining term to final maturity less than 3 years. The Gold Index is represented by the gold spot price in U.S. dollars per Troy ounce. The BofA Merrill Lynch 1-3 Year U.S. Corporate Index is a subset of the BofA Merrill Lynch U.S. Corporate Index including all securities with a remaining term to final maturity less than 3 years. The Dow Jones-Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from the following infrastructure sectors: Airports, Toll Roads, Ports, Communications, Electricity Transmission & Distribution, Oil & Gas Storage & Transportation, Water, Diversified (multiple sectors). The index intends to measure all sectors of the infrastructure market. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

is net of dividend withholding taxes. The MSCI World Index—net consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of January 31, 2012.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 1%.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013—December 31, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period[a] July 1, 2013– December 31, 2013
Class A
Actual (5.57% return)	$1,000.00	$1,055.70	$7.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.87
Class C
Actual (5.39% return)	$1,000.00	$1,053.90	$10.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$10.16
Class I
Actual (5.85% return)	$1,000.00	$1,058.50	$5.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class R
Actual (5.68% return)	$1,000.00	$1,056.80	$7.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.64	$7.63
Class Z
Actual (5.68% return)	$1,000.00	$1,056.80	$5.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.35%, 2.00%, 1.00%, 1.50% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.13%, 2.80%, 1.82%, 2.29% and 1.91%, respectively.

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2013
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$1,513,992	1.5
Chevron Corp.	1,187,020	1.2
iShares Gold Trust ETF	1,125,952	1.1
Mitsui Fudosan Co., Ltd.	1,078,245	1.1
Royal Dutch Shell PLC	1,034,165	1.0
BHP Billiton PLC	920,104	0.9
Southern California Edison Co., 4.63%, Series D ($100 Par Value)(FRN)	913,260	0.9
BP PLC	865,568	0.9
Glencore International PLC (GBP)	861,775	0.9
Central GoldTrust (USD)	855,106	0.8

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb
(Unaudited)

b  The strategy breakdown is expressed as an approximate percentage of the Fund's total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

		Number of Shares	Value
COMMON STOCK	60.9%
AUSTRALIA	2.1%
MATERIALS—METALS & MINING	0.3%
Rio Tinto Ltd.		4,900	$298,302
PIPELINES—C-CORP	0.2%
APA Group		41,852	224,218
REAL ESTATE	1.6%
DIVERSIFIED	1.0%
Cromwell Property Group		394,032	343,035
Dexus Property Group		278,695	250,091
Mirvac Group		264,469	396,723
			989,849
RETAIL	0.6%
CFS Retail Property Trust		97,038	168,525
Federation Centres Ltd.		194,759	406,927
			575,452
TOTAL REAL ESTATE			1,565,301
TOTAL AUSTRALIA			2,087,821
BRAZIL	1.3%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.4%
BRF SA, ADR (USD)		20,800	434,096
ELECTRIC—INTEGRATED ELECTRIC	0.3%
Light SA		32,432	304,078
ENERGY—OIL & GAS	0.3%
Petroleo Brasileiro SA, ADR (USD)		20,000	275,600
MATERIALS—METALS & MINING	0.2%
Gerdau SA, ADR (USD)		25,100	196,784
REAL ESTATE—RETAIL	0.1%
BR Malls Participacoes SA		12,253	88,551
TOTAL BRAZIL			1,299,109
CANADA	5.0%
ENERGY—OIL & GAS	0.2%
Canadian Natural Resources Ltd.		6,700	226,687

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
GOLD	1.6%
Central GoldTrust (USD)[a]		20,600	$855,106
Sprott Physical Gold Trust ETF (USD)[a]		80,300	799,788
			1,654,894
MARINE PORTS	0.3%
Westshore Terminals Investment Corp.		9,086	296,038
MATERIALS	1.4%
CHEMICALS	0.8%
Potash Corp. of Saskatchewan (USD)		25,400	837,184
METALS & MINING	0.6%
Barrick Gold Corp. (USD)		17,800	313,814
Goldcorp (USD)		10,423	225,867
			539,681
TOTAL MATERIALS			1,376,865
PIPELINES—C-CORP	1.2%
AltaGas Ltd.		12,290	471,700
Enbridge		15,998	698,957
			1,170,657
REAL ESTATE—OFFICE	0.3%
Allied Properties Real Estate Investment Trust		9,773	301,401
TOTAL CANADA			5,026,542
CHINA	1.0%
GAS DISTRIBUTION	0.6%
Towngas China Co., Ltd. (Cayman Islands) (HKD)		482,000	558,810
WATER	0.4%
China Water Affairs Group Ltd. (HKD)		1,236,000	457,465
TOTAL CHINA			1,016,275
FRANCE	1.8%
ENERGY—OIL & GAS	0.4%
Total SA		7,200	441,071

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
REAL ESTATE	0.9%
DIVERSIFIED	0.3%
Fonciere des Regions		3,120	$269,335
RETAIL	0.6%
Klepierre		5,915	274,104
Unibail-Rodamco		1,235	316,436
			590,540
TOTAL REAL ESTATE			859,875
TOLL ROADS	0.5%
Groupe Eurotunnel SA		44,863	471,525
TOTAL FRANCE			1,772,471
GERMANY	0.7%
AIRPORTS	0.3%
Fraport AG		3,737	279,619
REAL ESTATE—RESIDENTIAL	0.4%
Deutsche Wohnen AG		20,407	394,017
TOTAL GERMANY			673,636
HONG KONG	1.8%
ENERGY—OIL & GAS	0.1%
CNOOC Ltd.		65,000	120,875
REAL ESTATE	1.7%
DIVERSIFIED	0.9%
Sun Hung Kai Properties Ltd.		44,397	563,386
Wharf Holdings Ltd.		41,000	313,014
			876,400
OFFICE	0.5%
Hongkong Land Holdings Ltd. (USD)		85,000	501,500
RESIDENTIAL	0.3%
China Overseas Land & Investment Ltd.		100,812	283,417
TOTAL REAL ESTATE			1,661,317
TOTAL HONG KONG			1,782,192

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
IRELAND	0.2%
REAL ESTATE—DIVERSIFIED
Hibernia REIT PLC[a]		95,037	$152,969
ITALY	1.3%
ENERGY—OIL & GAS	0.4%
Eni S.p.A.		15,770	379,442
GAS DISTRIBUTION	0.6%
Snam S.p.A.		102,057	570,865
TOLL ROADS	0.3%
Atlantia S.p.A.		14,805	332,190
TOTAL ITALY			1,282,497
JAPAN	4.6%
GAS DISTRIBUTION	0.3%
Osaka Gas Co., Ltd.		73,000	286,288
INDUSTRIAL—MACHINERY	0.2%
Kubota Corp.		11,500	189,901
MATERIALS—METALS & MINING	0.4%
JFE Holdings		10,600	251,839
Nippon Steel & Sumitomo Metal Corp.		60,000	200,551
			452,390
RAILWAYS	0.3%
Central Japan Railway Co.		2,600	305,650
REAL ESTATE	3.4%
DIVERSIFIED	2.8%
Activia Properties		57	448,704
Mitsubishi Estate Co., Ltd.		21,000	627,149
Mitsui Fudosan Co., Ltd.		30,000	1,078,245
Sumitomo Realty & Development Co., Ltd.		7,000	347,640
Tokyo Tatemono Co., Ltd.		17,000	188,548
Tokyu Fudosan Holdings Corp.[a]		9,600	90,248
			2,780,534

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
INDUSTRIAL	0.2%
Industrial & Infrastructure Fund Investment Corp.		14	$116,589
Nippon Prologis REIT		12	114,633
			231,222
OFFICE	0.1%
Japan Prime Realty Investment Corp.		37	118,403
RETAIL	0.3%
Japan Retail Fund Investment Corp.		117	237,977
TOTAL REAL ESTATE			3,368,136
TOTAL JAPAN			4,602,365
JERSEY	1.0%
MATERIALS—METALS & MINING	0.8%
Glencore International PLC (GBP)		166,425	861,775
REAL ESTATE—RETAIL	0.2%
Atrium European Real Estate Ltd. (EUR)		31,315	180,074
TOTAL JERSEY			1,041,849
LUXEMBOURG	0.1%
MATERIALS—METALS & MINING
ArcelorMittal SA		6,200	110,625
MEXICO	0.7%
AIRPORTS	0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR		5,519	293,721
REAL ESTATE—OFFICE	0.2%
Concentradora Fibra Danhos SA de CVa		90,174	173,352
TOLL ROADS	0.2%
OHL Mexico SAB de CVa		97,880	249,413
TOTAL MEXICO			716,486
NETHERLANDS	0.8%
REAL ESTATE
OFFICE	0.3%
Nieuwe Steen Investments NV		45,846	290,123

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
RETAIL	0.5%
Corio NV		7,782	$348,738
Eurocommercial Properties NV		3,010	127,787
			476,525
TOTAL NETHERLANDS			766,648
NEW ZEALAND	0.3%
AIRPORTS
Auckland International Airport Ltd.		94,119	273,234
NORWAY	0.3%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.2%
Marine Harvest ASA		135,600	165,104
REAL ESTATE—OFFICE	0.1%
Norwegian Property ASA		82,358	98,716
TOTAL NORWAY			263,820
PHILIPPINES	0.1%
REAL ESTATE—DIVERSIFIED
Ayala Land		211,400	117,888
RUSSIA	0.6%
ENERGY—OIL & GAS	0.5%
Gazprom OAO, ADR		33,000	282,150
Lukoil OAO, ADR		2,900	181,105
			463,255
MATERIALS—METALS & MINING	0.1%
MMC Norilsk Nickel OJSC, ADR (USD)		7,400	122,988
TOTAL RUSSIA			586,243
SINGAPORE	0.7%
CONSUMER STAPLES—FOOD PRODUCTS	0.4%
Golden Agri-Resources Ltd.		291,500	125,890
Wilmar International Ltd.		104,000	281,850
			407,740
REAL ESTATE	0.3%
DIVERSIFIED	0.2%
Capitaland Ltd.		82,000	196,886

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
INDUSTRIALS	0.1%
Global Logistic Properties Ltd.		55,000	$125,956
TOTAL REAL ESTATE			322,842
TOTAL SINGAPORE			730,582
SOUTH KOREA	0.3%
MATERIALS—METALS & MINING
POSCO		800	247,501
SPAIN	0.3%
TOLL ROADS
Ferrovial SA		14,642	283,311
SWEDEN	0.2%
REAL ESTATE—DIVERSIFIED
Castellum AB		12,653	196,921
SWITZERLAND	0.8%
AIRPORTS	0.5%
Flughafen Zuerich AG		820	479,379
MATERIALS—CHEMICALS	0.3%
Syngenta AG		900	358,365
TOTAL SWITZERLAND			837,744
UNITED KINGDOM	6.7%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.5%
Associated British Foods PLC		11,800	477,758
ELECTRIC—REGULATED ELECTRIC	0.7%
National Grid PLC		52,106	679,925
ENERGY	2.1%
INTEGRATED OIL & GAS	1.2%
BG Group PLC		9,500	204,117
Royal Dutch Shell PLC		27,391	1,034,165
			1,238,282
OIL & GAS	0.9%
BP PLC		107,100	865,568
TOTAL ENERGY			2,103,850

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
MATERIALS—METALS & MINING	1.0%
Anglo American PLC		3,300	$72,133
Antofagasta PLC		6,200	84,599
BHP Billiton PLC		29,729	920,104
			1,076,836
REAL ESTATE	2.4%
DIVERSIFIED	1.5%
Hammerson PLC		59,414	493,901
Land Securities Group PLC		48,725	777,411
Londonmetric Property PLC		75,450	172,794
			1,444,106
INDUSTRIALS	0.2%
Segro PLC		43,956	243,115
OFFICE	0.3%
Derwent London PLC		6,245	258,018
RETAIL	0.2%
Intu Properties PLC		45,402	232,994
SELF STORAGE	0.2%
Big Yellow Group PLC		25,352	200,672
TOTAL REAL ESTATE			2,378,905
TOTAL UNITED KINGDOM			6,717,274
UNITED STATES	28.2%
COMMUNICATIONS—TOWERS	1.5%
American Tower Corp.		8,885	709,201
Crown Castle International Corp.[a]		7,159	525,685
SBA Communications Corp., Class Aa		3,110	279,403
			1,514,289
CONSUMER—NON-CYCLICAL	2.4%
AGRICULTURE	1.5%
Archer-Daniels-Midland Co.		15,200	659,680
Bunge Ltd.		10,020	822,742
			1,482,422

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
FOOD PRODUCTS	0.9%
Ingredion		4,300	$294,378
Tyson Foods, Class A		17,900	598,934
			893,312
TOTAL CONSUMER—NON-CYCLICAL			2,375,734
ELECTRIC—REGULATED ELECTRIC	0.6%
CenterPoint Energy		13,639	316,152
PG&E Corp.		6,607	266,130
			582,282
ENERGY	3.4%
OIL & GAS	3.2%
Anadarko Petroleum Corp.		4,191	332,430
Chevron Corp.		9,503	1,187,020
CONSOL Energy		8,500	323,340
EOG Resources		625	104,900
Exxon Mobil Corp.		7,800	789,360
Marathon Petroleum Corp.		1,925	176,580
Occidental Petroleum Corp.		3,000	285,300
			3,198,930
OIL & GAS SERVICES	0.2%
Helmerich & Payne		2,700	227,016
TOTAL ENERGY			3,425,946
GAS DISTRIBUTION	0.6%
Sempra Energy		7,069	634,514
GOLD	1.1%
iShares Gold Trust ETF[a]		96,400	1,125,952
INDUSTRIALS	0.4%
BUILDING PRODUCTS	0.2%
Eagle Materials		2,600	201,318
MACHINERY	0.2%
Deere & Co.		1,898	173,344
TOTAL INDUSTRIALS			374,662

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
MATERIALS	2.4%
CHEMICALS	1.2%
CF Industries Holdings		900	$209,736
Monsanto Co.		6,900	804,195
Mosaic Co. (The)		4,000	189,080
			1,203,011
METALS & MINING	1.2%
Freeport-McMoRan Copper & Gold		13,850	522,699
Nucor Corp.		2,200	117,436
Silver Wheaton Corp.		3,800	76,722
Southern Copper Corp.		6,900	198,099
Steel Dynamics		12,500	244,250
			1,159,206
TOTAL MATERIALS			2,362,217
PIPELINES	3.0%
PIPELINES—C-CORP	1.4%
Plains GP Holdings LP, Class Aa		12,333	330,154
SemGroup Corp., Class A		8,370	545,975
Williams Cos. (The)		13,630	525,709
			1,401,838
PIPELINES—MLP	1.6%
Access Midstream Partners LP		5,053	285,899
Energy Transfer Equity LP		4,692	383,524
EQT Midstream Partners LP		7,924	465,852
NGL Energy Partners LP		8,182	282,279
Valero Energy Partners LPa		3,732	128,567
Western Refining Logistics LPa		3,749	96,987
			1,643,108
TOTAL PIPELINES			3,044,946

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
REAL ESTATE	12.3%
DIVERSIFIED	1.2%
American Assets Trust		4,680	$147,092
AmREIT		10,551	177,257
Cole Real Estate Investment		9,921	139,291
Forest City Enterprises, Class Aa		9,389	179,330
Vornado Realty Trust		6,027	535,137
			1,178,107
HEALTH CARE	0.8%
Aviv REIT		8,964	212,447
Ventas		10,766	616,676
			829,123
HOTEL	0.8%
Host Hotels & Resorts		14,275	277,506
Pebblebrook Hotel Trust		6,324	194,526
Strategic Hotels & Resorts[a]		18,357	173,474
Sunstone Hotel Investors		10,074	134,992
			780,498
INDUSTRIALS	0.7%
Prologis		18,976	701,163
OFFICE	2.1%
American Realty Capital Properties		18,418	236,856
Boston Properties		3,393	340,555
Corporate Office Properties Trust		13,887	328,983
Douglas Emmett		13,373	311,457
Empire State Realty Trust, Class A		11,319	173,181
PS Business Parks		2,906	222,077
SL Green Realty Corp.		5,688	525,457
			2,138,566

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
RESIDENTIAL—APARTMENT	2.0%
Education Realty Trust		20,166	$177,864
Equity Residential		12,879	668,034
Essex Property Trust		2,332	334,665
Home Properties		3,519	188,689
UDR		25,246	589,494
			1,958,746
SELF STORAGE	0.9%
CubeSmart		13,687	218,171
Extra Space Storage		5,952	250,758
Sovran Self Storage		5,957	388,217
			857,146
SHOPPING CENTERS	3.4%
COMMUNITY CENTER	1.0%
Kimco Realty Corp.		14,866	293,604
Ramco-Gershenson Properties Trust		11,856	186,613
Regency Centers Corp.		7,247	335,536
Weingarten Realty Investors		7,583	207,926
			1,023,679
REGIONAL MALL	2.4%
Glimcher Realty Trust		28,027	262,333
Macerich Co. (The)		6,164	362,998
Simon Property Group		9,950	1,513,992
Taubman Centers		3,784	241,873
			2,381,196
TOTAL SHOPPING CENTERS			3,404,875
SPECIALTY	0.4%
Digital Realty Trust		8,184	401,998
TOTAL REAL ESTATE			12,250,222
SHIPPING	0.5%
Teekay Corp. (Marshall Islands)		10,336	496,231
TOTAL UNITED STATES			28,186,995
TOTAL COMMON STOCK (Identified cost—$58,396,186)			60,772,998

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	4.4%
UNITED KINGDOM	0.5%
BANKS—FOREIGN
Barclays Bank PLC, 8.125%, Series V (USD)		20,000	$507,400
UNITED STATES	3.9%
BANKS	1.1%
Ally Financial, 7.25%, due 2/7/33		6,700	169,912
Ally Financial, 7.375%, due 12/16/44		14,500	368,155
Countrywide Capital V, 7.00%, due 11/1/36		22,000	557,700
			1,095,767
ELECTRIC—INTEGRATED	1.8%
Entergy Texas, 7.875%, due 6/1/39		18,000	462,960
NextEra Energy Capital Holdings, 8.75%, due 3/1/69, Series F		18,000	458,460
Southern California Edison Co., 4.63%, Series D ($100 Par Value)(FRN)		9,031	913,260
			1,834,680
INSURANCE	0.5%
Principal Financial Group, 5.563%, Series A ($100 Par Value)		4,560	458,280
UTILITIES	0.5%
Dominion Resources, 8.375%, due 6/15/64, Series A		19,500	501,930
TOTAL UNITED STATES			3,890,657
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$4,429,565)			4,398,057
		Principal Amount
CORPORATE BONDS	5.2%
UNITED KINGDOM	0.5%
UTILITIES
National Grid PLC, 6.30%, due 8/1/16 (USD)		$400,000	450,105

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Principal Amount	Value
UNITED STATES	4.7%
BANKS	1.4%
Ally Financial, 8.30%, due 2/12/15		$300,000	$323,250
Capital One Financial Corp., 6.15%, due 9/1/16		500,000	559,589
Citigroup, 5.00%, due 9/15/14		350,000	360,032
Morgan Stanley, 5.375%, due 10/15/15		175,000	188,306
TOTAL BANKS			1,431,177
REAL ESTATE	2.1%
DIVERSIFIED	1.2%
Duke Realty LP, 7.375%, due 2/15/15		500,000	534,957
ProLogis LP, 5.75%, due 4/1/16		567,000	622,098
			1,157,055
SHOPPING CENTER—COMMUNITY CENTER	0.9%
DDR Corp., 9.625%, due 3/15/16		500,000	586,502
Regency Centers LP, 5.25%, due 8/1/15		325,000	345,197
			931,699
TOTAL REAL ESTATE			2,088,754
TELECOMMUNICATION SERVICES	1.2%
Embarq Corp., 7.082%, due 6/1/16		400,000	447,211
Verizon Communications, 1.773%, due 9/15/16 (FRN)		750,000	773,182
TOTAL TELECOMMUNICATION SERVICES			1,220,393
TOTAL UNITED STATES			4,740,324
TOTAL CORPORATE BONDS (Identified cost—$5,150,351)			5,190,429
		Number of Contracts
PURCHASED CALL OPTIONS—UNITED STATES	0.0%
Soybean, USD Strike Price 1360, due 2/21/14[b]		65,000	9,100
Sugar 11, USD Strike Price 16.25, due 2/18/14[b]		2,688,000	12,902
TOTAL PURCHASED CALL OPTIONS (Identified cost—$21,276)			22,002

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
SHORT-TERM INVESTMENTS	25.2%
MONEY MARKET FUNDS	3.2%
State Street Institutional Treasury Money Market Fund, 0.06%[b,c]		3,200,000	$3,200,000
		Principal Amount
U.S. TREASURY BILLS	22.0%
U.S. Treasury Bills, 0.01%, due 1/23/14[b,d]		$22,000,000	21,999,517
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$25,199,517)			25,199,517
TOTAL INVESTMENTS (Identified cost—$93,196,895)	95.7%		95,583,003
OTHER ASSETS IN EXCESS OF LIABILITIES[e]	4.3		4,325,253
NET ASSETS	100.0%		$99,908,256

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

ETF  Exchange-Traded Fund

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  All or a portion of this security is held by the Subsidiary.

c  Rate quoted represents the seven-day yield of the Fund.

d  All or a portion of this security has been segregated and/or pledged as collateral for futures contracts. $2,508,042 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC

e  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at December 31, 2013.

See accompanying notes to consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Futures contracts outstanding at December 31, 2013 were as follows:

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	LONG FUTURES OUTSTANDING
60	Aluminum HG LME	$2,642,625	January 15, 2014	$(102,798)
42	Aluminum HG LME	1,884,487	March 19, 2014	(6,177)
12	Coffee C	498,150	March 19, 2014	16,302
6	Copper LME	509,475	March 27, 2014	20,131
121	Corn	2,553,100	March 14, 2014	(134,301)
12	Corn	258,150	May 14, 2014	(4,834)
12	Cotton No. 2	507,840	March 7, 2014	33,700
6	Gas Oil	565,050	March 12, 2014	19,634
31	Lead LME	1,703,063	January 14, 2014	60,168
31	Lead LME	1,719,725	March 19, 2014	77,827
9	Lean Hogs[b]	326,430	April 14, 2014	(7,862)
18	Lean Hogs[b]	615,060	February 14, 2014	(3,359)
49	Light Sweet Crude Oil	4,828,950	February 20, 2014	95,430
36	Live Cattle	1,948,320	April 30, 2014	837
15	Natural Gas	630,600	October 29, 2014	14,452
76	Natural Gas	3,186,680	February 26, 2014	117,216
15	Nickel LME	1,245,870	January 15, 2014	(7,439)
15	Nickel LME	1,250,100	March 19, 2014	303
15	NY Harbor USLD	1,923,894	February 28, 2014	47,819
27	Palladium	1,939,410	March 27, 2014	(64,482)
21	Platinum	1,442,490	April 28, 2014	(3,574)
6	Silver	581,100	March 27, 2014	(63,269)
6	Soybean	379,350	July 14, 2014	(8,121)
6	Soybean	387,750	March 14, 2014	(9,801)
22	Soybean Meal	917,400	March 14, 2014	(14,798)
24	Soybean Oil	563,472	March 14, 2014	(23,311)
58	Sugar 11	1,065,994	February 28, 2014	(29,047)
24	Wheat—Chicago	726,300	March 14, 2014	(101,486)
12	Wheat—Kansas City	384,300	March 14, 2014	(68,253)
59	Zinc LME	3,035,550	March 19, 2014	170,263
60	Zinc LME	3,067,500	January 15, 2014	245,837

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	SHORT FUTURES OUTSTANDING
60	Aluminum HG LME	$(2,642,625)	January 15, 2014	$67,097
27	Aluminum HG LME	(1,267,819)	November 19, 2014	36,212
9	Brent Crude Oil	(994,770)	February 13, 2014	(32,363)
9	Cattle Feeder	(753,300)	March 31, 2014	(13,023)
43	Corn	(968,037)	December 12, 2014	93,181
31	Lead LME	(1,703,063)	January 14, 2014	(71,411)
1	Lead LME	(55,475)	March 19, 2014	(1,877)
6	Light Sweet Crude Oil	(583,680)	May 20, 2014	(21,983)
15	Nickel LME	(1,245,870)	January 15, 2014	15,217
9	Soybean	(574,650)	May 14, 2014	12,775
1	Zinc LME	(51,450)	March 19, 2014	(2,065)
60	Zinc LME	(3,067,500)	January 15, 2014	(171,105)
18	Zinc LME	(937,800)	November 19, 2014	(51,121)
				$126,541

a  Represents positions held in the Subsidiary.

b  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

LME  London Metal Exchange

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments in securities, at value (Identified cost—$93,196,895)	$95,583,003
Cash	4,145,080
Foreign currency, at value (Identified cost—$2,573)	2,585
Receivable for:
Dividends and interest	241,944
Fund shares sold	171,690
Variation margin on futures contracts	60,770
Investment securities sold	45,408
Other assets	15,965
Total Assets	100,266,445
LIABILITIES:
Payable for:
Investment securities purchased	163,785
Administration fees	5,351
Fund shares redeemed	16,214
Shareholder servicing fees	573
Distribution fees	476
Investment advisory fees	367
Directors' fees	301
Other liabilities	171,122
Total Liabilities	358,189
NET ASSETS	$99,908,256
NET ASSETS consist of:
Paid-in capital	$99,858,435
Dividends in excess of net investment income	(369,097)
Accumulated net realized loss	(2,093,937)
Net unrealized appreciation	2,512,855
$99,908,256

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2013

CLASS A SHARES:
NET ASSETS	$17,824,237
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,852,406
Net asset value and redemption price per share	$9.62
Maximum offering price per share ($9.62 ÷ 0.955)[a]	$10.07
CLASS C SHARES:
NET ASSETS	$5,578,172
Shares issued and outstanding ($0.001 par value common stock outstanding)	581,347
Net asset value and offering price per share[b]	$9.60
CLASS I SHARES:
NET ASSETS	$65,212,017
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,767,292
Net asset value, offering and redemption price per share	$9.64
CLASS R SHARES:
NET ASSETS	$150,932
Shares issued and outstanding ($0.001 par value common stock outstanding)	15,647
Net asset value, offering and redemption price per share	$9.65
CLASS Z SHARES:
NET ASSETS	$11,142,898
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,158,082
Net asset value, offering and redemption price per share	$9.62

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Investment Income:
Dividend income (net of $89,540 of foreign withholding tax)	$1,627,823
Interest income	113,021
Total Investment Income	1,740,844
Expenses:
Investment advisory fees	843,395
Professional fees	225,559
Administration fees	186,770
Custodian fees and expenses	179,606
Registration and filing fees	80,660
Shareholder reporting expenses	80,058
Distribution fees—Class A	35,276
Distribution fees—Class C	36,518
Distribution fees—Class R	72
Transfer agent fees and expenses	41,822
Shareholder servicing fees—Class A	14,110
Shareholder servicing fees—Class C	12,173
Shareholder servicing fess—Class I	3,884
Shareholder servicing fees—Class Z	9,512
Directors' fees and expenses	21,268
Line of credit fees	1,229
Interest expense	492
Miscellaneous	11,690
Total Expenses	1,784,094
Reduction of Expenses (See Note 2)	(739,311)
Net Expenses	1,044,783
Net Investment Income	696,061
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of $11,995 of foreign capital gains tax)	(1,816,807)
Futures contracts	(2,085,854)
Commodity swap transactions	(897,965)
Foreign currency transactions	(42,738)
Net realized loss	(4,843,364)
Net change in unrealized appreciation (depreciation) on:
Investments (net of $(12,529) of foreign capital gains tax)	587,765
Futures contracts	217,597
Commodity swap transactions	64,387
Foreign currency translations	498
Net change in unrealized appreciation (depreciation)	870,247
Net realized and unrealized loss	(3,973,117)
Net Decrease in Net Assets Resulting from Operations	$(3,277,056)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Period January 31, 2012[a] through December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$696,061	$461,155
Net realized loss	(4,843,364)	(739,088)
Net change in unrealized appreciation (depreciation)	870,247	1,642,608
Net increase (decrease) in net assets resulting from operations	(3,277,056)	1,364,675
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(124,854)	(51,410)
Class C	(4,054)	(31,728)
Class I	(645,774)	(891,182)
Class R	(598)	(16)
Class Z	(82,796)	(13,751)
Tax return of capital:
Class A	(24,823)	—
Class C	(8,556)	—
Class I	(119,113)	—
Class R	(26)	—
Class Z	(11,238)	—
Total dividends and distributions to shareholders	(1,021,832)	(988,087)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	30,600,066	73,130,490
Total increase in net assets	26,301,178	73,507,078
Net Assets:
Beginning of year	73,607,078	100,000
End of year[b]	$99,908,256	$73,607,078

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $369,097 and $394,673, respectively.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Year Ended December 31, 2013	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.06	0.06
Net realized and unrealized gain (loss)	(0.39)	0.10
Total from investment operations	(0.33)	0.16
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.13)
Tax return of capital	(0.02)	—
Total dividends and distributions to shareholders	(0.08)	(0.13)
Net increase (decrease) in net asset value	(0.41)	0.03
Net asset value, end of period	$9.62	$10.03
Total investment return[c,d]	–3.22%	1.66%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$17.8	$4.6
Ratio of expenses to average daily net assets (before expense reduction)	2.13%	2.40%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.35%	1.35%[f]
Ratio of net investment loss to average daily assets (before expense reduction)	(0.21)%	(0.43)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.57%	0.62%[f]
Portfolio turnover rate	145%	128%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
Per Share Operating Performance:	For the Year Ended December 31, 2013	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.01)	0.00 [c]
Net realized and unrealized gain (loss)	(0.37)	0.09
Total from investment operations	(0.38)	0.09
Less dividends and distributions to shareholders from:
Net investment income	(0.00)[c]	(0.09)
Tax return of capital	(0.02)	—
Total dividends and distributions to shareholders	(0.02)	(0.09)
Net increase (decrease) in net asset value	(0.40)	0.00
Net asset value, end of period	$9.60	$10.00
Total investment return[d,e]	–3.76%	0.97%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.6	$3.8
Ratio of expenses to average daily net assets (before expense reduction)	2.78%	3.06%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.00%	2.00%[g]
Ratio of net investment loss to average daily assets (before expense reduction)	(0.93)%	(1.11)%[g]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(0.14)%	(0.05)%[g]
Portfolio turnover rate	145%	128%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
Per Share Operating Performance:	For the Year Ended December 31, 2013	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.04	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.08	0.09
Net realized and unrealized gain (loss)	(0.37)	0.11
Total from investment operations	(0.29)	0.20
Less dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.16)
Tax return of capital	(0.02)	—
Total dividends and distributions to shareholders	(0.11)	(0.16)
Net increase (decrease) in net asset value	(0.40)	0.04
Net asset value, end of period	$9.64	$10.04
Total investment return[c]	–2.83%	2.00%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$65.2	$63.7
Ratio of expenses to average daily net assets (before expense reduction)	1.79%	2.12%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%	1.00%[e]
Ratio of net investment income (loss) to average daily assets (before expense reduction)	0.05%	(0.17)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.84%	0.95%[e]
Portfolio turnover rate	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
Per Share Operating Performance:	For the Year Ended December 31, 2013	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.06	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.09	0.04
Net realized and unrealized gain (loss)	(0.42)	0.11
Total from investment operations	(0.33)	0.15
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.09)
Tax return of capital	(0.02)	—
Total dividends and distributions to shareholders	(0.08)	(0.09)
Net increase (decrease) in net asset value	(0.41)	0.06
Net asset value, end of period	$9.65	$10.06
Total investment return[c]	–3.29%	1.54%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$150	$1.0
Ratio of expenses to average daily net assets (before expense reduction)	2.28%	2.55%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%	1.50%[e]
Ratio of net investment income (loss) to average daily assets (before expense reduction)	0.12%	(0.55)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.89%	0.46%[e]
Portfolio turnover rate	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
Per Share Operating Performance:	For the Year Ended December 31, 2013	For the Period January 31, 2012[a] through December 31, 2012
Net asset value, beginning of period	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.07	0.06
Net realized and unrealized gain (loss)	(0.38)	0.11
Total from investment operations	(0.31)	0.17
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.14)
Tax return of capital	(0.02)	—
Total dividends and distributions to shareholders	(0.10)	(0.14)
Net increase (decrease) in net asset value	(0.41)	0.03
Net asset value, end of period	$9.62	$10.03
Total investment return[c]	–3.03%	1.73%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.1	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	1.93%	2.12%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%	1.15%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(0.03)%	(0.31)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.75%	0.68%[e]
Portfolio turnover rate	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total returns over the long term and to maximize real returns during inflationary environments. The Fund had no operations until January 17, 2012 when it sold 100 shares each of Class A, C, R and Z and 9,600 shares of Class I for $100,000 to Cohen & Steers Capital Management, Inc. (the advisor). Investment operations commenced on January 31, 2012. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares.)

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. As of December 31, 2013, the Fund held $20,305,699 in the Subsidiary, representing 20.3% of the Fund's net assets. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. During the year ended December 31, 2013, the Subsidiary generated realized losses of $3,019,442. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Commodity swaps are valued based on the values of underlying futures contracts, using the settlement price from the principal exchange on which the contract is traded. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2013, there were $11,409,615 of securities transferred between Level 1 and Level 2, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of December 31, 2013.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$60,772,998	$60,772,998	$—	$—
Preferred Securities— $25 Par Value— United States	3,890,657	2,519,117	1,371,540	—

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— $25 Par Value— United Kingdom	$507,400	$507,400	$—	$—
Corporate Bonds	5,190,429	—	5,190,429	—
Purchased Call Options	22,002	22,002	—	—
Short-Term Instruments	25,199,517	—	25,199,517	—
Total Investments[a]	$95,583,003	$63,821,517	$31,761,486	$—
Futures Contracts	$1,144,401	$1,144,401	$—	$—
Total Appreciation in Other Financial Instruments[a]	$1,144,401	$1,144,401	$—	$—
Futures Contracts	$(1,017,860)	$(1,017,860)	$—	$—
Total Depreciation in Other Financial Instruments[a]	$(1,017,860)	$(1,017,860)	$—	$—

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

On April 22, 2013, the Fund's Board of Directors approved Morgan Stanley & Co. LLC to serve as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein (including, without limitation, exchange for physical transactions, exchange for swap transactions, block trades and other cleared derivative transactions.)

Commodity Swaps: The Fund may use swaps on commodity futures in order to gain exposure to the underlying commodities markets. Swap values are based on the values of underlying futures contracts, using the settlement price from the principal exchange on which the contract is traded. Changes in swap values are recorded as change in net unrealized appreciation or depreciation on commodity swaps in the Consolidated Statement of Operations. Realized gain or loss, based on the difference between the contract price and market price of the underlying instrument, is recorded upon termination date.

Upon entering into a swap, the Fund is required to post an initial margin (referred to as "Independent Amount", as defined in the swap agreement). Independent amounts are posted to a segregated account at the Fund's custodian. The Fund is required to post additional collateral to the segregated account, for the benefit of the counterparty, as applicable, for mark-to-market losses on swaps.

The Fund pays a monthly financing charge to the counterparty, which is calculated based on the daily balance of the segregated account for the benefit of the counterparty and a LIBOR-based rate.

The Fund is entitled to receive cash from the counterparty as collateral for mark-to-market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in due to broker for swap contracts on the Consolidated Statement of Assets and Liabilities. At December 31, 2013, the Fund did not hold any cash collateral from a counterparty.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts to allow the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

At December 31, 2013, the Fund did not have any open commodity swaps.

Options: The Fund may purchase call or put options. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2013, a portion of the dividends has been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Realized gains on security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions where it trades has concluded that as of December 31, 2013, no additional provisions for income tax are required in the Fund's financial consolidated statements.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains through the Subsidiary's fiscal year ended November 30, 2013, is included as ordinary income in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the year ended December 31, 2013, and through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding acquired fund

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

fees and expenses, and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses, which include the expenses of the Subsidiary, as a percentage of average net assets at 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.15% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the advisor. For the year ended December 31, 2013, fees waived and/or expenses reimbursed totaled $739,311.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (each an affiliate of the advisor), Gresham Investment Management LLC (until May 31, 2013) and Investec Asset Management US Ltd. (until July 29, 2013) (collectively the subadvisors), the subadvisors were responsible for managing a portion of the Fund's assets. For their services provided under the respective subadvisory agreement, the advisor (not the Fund) paid each subadvisor a fee based on a percentage of the Fund's average net assets managed by each subadvisor. On April 22, 2013, the Board of Directors approved the termination of the subadvisory agreement with Gresham Investment Management LLC effective May 31, 2013. On June 18, 2013, the Board of Directors approved the termination of the subadvisory agreement with Investec Asset Management US Ltd., effective close of business on July 29, 2013.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended December 31, 2013, the Fund incurred $74,968 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1% on Class C shares if redemption occurs within one year from purchase. For the year ended December 31, 2013, the Fund has been advised that the distributor received $1,958 in sales commissions from the sale of Class A shares and $2,249 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares,

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

up to 0.10% of the average daily net assets of the Fund's Class I shares and up to 0.15% of the average daily net assets of the Fund's Class Z shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $1,149 for the year ended December 31, 2013.

Other: At December 31, 2013, the advisor and affiliated persons of the advisor owned 49% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2013, totaled $113,657,393 and $92,076,673, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2013 and the effect of derivatives held during the year ended December 31, 2013, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Commodity Contracts:
Futures Contracts[a]	Receivable for variation margin on futures contracts	$126,541	[b]	—	$—

a  Futures contracts executed with Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from broker.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Consolidated Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Appreciation
Commodity Contracts:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(2,085,854)	$217,597
Commodity Swaps	Net Realized and Unrealized Gain (Loss)	(897,965)	64,387

The following summarizes the volume of the Fund's futures contracts and commodity swaps activity during the year ended December 31, 2013:

	Futures Contracts	Commodity Swaps
Average Notional Balance—Long	$32,918,711	$2,788,801
Average Notional Balance—Short	(7,522,244)	(1,066,024)
Ending Notional Balance—Long	43,288,185	—
Ending Notional Balance—Short	(14,846,039)	—

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2013	For the Period January 31, 2012[a] through December 31, 2012
Ordinary income	$858,076	$988,087
Tax return of capital	163,756	—
Total dividends and distributions	$1,021,832	$988,087

a  Commencement of operations.

As of December 31, 2013, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$93,564,938
Gross unrealized appreciation	$4,916,047
Gross unrealized depreciation	(2,897,982)
Net unrealized appreciation	$2,018,065

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

As of December 31, 2013, the Fund had a net capital loss carryforward of $1,968,807 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of $665,696 and a long-term capital loss carryover of $1,303,111 which under federal income tax rules, may offset capital gains recognized in any future period. In addition, the Fund incurred long-term capital losses of $118,028 and net ordinary losses of $289,723 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2013, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and Subsidiary losses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $3,461,166, accumulated net realized loss was credited $3,273,575 and dividends in excess of net investment income was credited $187,591. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2013		For the Period January 31, 2012[a] through December 31, 2012
	Shares	Amount	Shares	Amount
Class A:
Sold	1,928,770	$19,156,267	515,342	$5,137,340
Issued as reinvestment of dividends	15,302	141,802	3,593	35,322
Redeemed	(552,944)	(5,292,207)	(57,657)	(564,140)
Net increase	1,391,128	$14,005,862	461,278	$4,608,522
Class C:
Sold	338,783	$3,292,420	386,814	$3,811,165
Issued as reinvestment of dividends	722	6,682	1,415	13,857
Redeemed	(141,723)	(1,361,464)	(4,664)	(44,372)
Net increase	197,782	$1,937,638	383,565	$3,780,650

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2013		For the Period January 31, 2012[a] through December 31, 2012
	Shares	Amount	Shares	Amount
Class I:
Sold	2,003,126	$19,760,743	6,654,556	$66,324,151
Issued as reinvestment of dividends	8,492	79,020	8,748	86,051
Redeemed	(1,587,871)	(15,125,372)	(319,759)	(3,176,433)
Net increase	423,747	$4,714,391	6,343,545	$63,233,769
Class R:
Sold	15,486	$148,592	269	$1,674
Issued as reinvestment of dividends	63	590	1	7
Redeemed	(20)	(197)	(152)	(1,519)
Net increase	15,529	$148,985	118	$162
Class Z:
Sold	1,095,724	$10,613,190	489,674	$4,888,019
Issued as reinvestment of dividends	7,565	70,376	1,395	13,737
Redeemed	(92,687)	(890,376)	(343,589)	(3,394,369)
Net increase	1,010,602	$9,793,190	147,480	$1,507,387

a  Commencement of operations.

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. Effective January 24, 2014, the credit agreement was renewed under similar terms and expires January 23, 2015.

During the year ended December 31, 2013, the Fund did not borrow under the credit agreement.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. As a result of the Commodity Futures Trading Commission (CFTC) rule amendments that subject advisers to increased regulation by the CFTC if an advised fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments, the advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund's adviser is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund's investment strategies.

In addition, on August 13, 2013, the CFTC issued the final harmonization rule release with respect to disclosure, reporting and recordkeeping requirements that will apply to the Fund. Compliance with the CFTC's new disclosure, reporting and recordkeeping requirements could increase Fund expenses.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Real Assets Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Real Assets Fund, Inc. and its subsidiary (hereafter refered to as the "Fund") at December 31, 2013, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the year then ended and for the period January 31, 2012 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2014

COHEN & STEERS REAL ASSETS FUND, INC.

TAX INFORMATION—2013 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $857,799. Additionally, 23.56% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $95,149. The Fund generated net foreign source income of $1,003,066 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers[5] Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) since 2003 and its parent, Cohen & Steers, Inc. (CNS) since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Martin Cohen[5,6] Age: 65	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Disinterested Directors
Michael G. Clark Age: 48	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	2011 to present

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[6] Age: 71	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, United States Department of Defense Business Board, 2010-2014; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	22	2001 to present
George Grossman Age: 60	Director	Until next election of directors	Attorney-at-law	22	1993 to present
Richard E. Kroon Age: 71	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	22	2004 to present

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 70	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				22	2001 to present
Frank K. Ross Age: 70	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	22	2004 to present

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 67	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	22	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

5  Effective January 1, 2014, Martin Cohen, currently co-Chairman and co-CEO, became Executive Chairman of the Advisor. Robert Steers, currently co-Chairman and co-CEO, became the sole CEO, responsible for day-to-day leadership and management of the Advisor.

6  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 49	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Vincent L. Childers Age: 37	Vice President	Senior Vice President of the Advisor and CNS. Prior to that, Portfolio Manager for real assets strategies at AllianceBernstein.	Since 2013
Jon Cheigh Age: 41	Vice President	Executive Vice President (since 2012) of CSCM. Prior to that, Senior Vice President of the Advisor.	Since 2007
Yigal D. Jhirad Age: 49	Vice President	Senior Vice President of CSCM since 2007. Prior to that, Executive Director at Morgan Stanley and head of the portfolio and derivatives strategies group.	Since 2007
Nick Koutsoftas Age: 40	Vice President	Senior Vice President of the Advisor and CNS. Prior to that, Senior Vice President and Co-Portfolio Manager at GE Asset Management, as head of the Active Commodities strategy since its 2006 inception.	Since 2013
Francis C. Poli Age: 51	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 47	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006.	Since 2006
Lisa D. Phelan Age: 45	Chief Compliance Officer

Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively. Vice President of CSCM from 2006-2008.

Since 2006

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 39	Assistant Secretary

Senior Vice President and Associate General Counsel of the Advisor since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc, (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.

Since 2007
Neil Bloom Age: 43	Assistant Treasurer	Vice President of the Advisor since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Vincent L. Childers
Vice President

Jon Cheigh
Vice President

Yigal D. Jhirad
Vice President

Nick Koutsoftas
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—RAPAX
Class  C—RAPCX
Class  I—RAPIX
Class  R—RAPRX
Class  Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REAL ASSETS FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

RAPAXAR

Annual Report December 31, 2013

Cohen & Steers Real Assets Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$60,000	$60,000
Audit-Related Fees	$0	$13,800
Tax Fees	$12,400	$12,400
All Other Fees	$0	$0

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2013	2012
Registrant	$12,400	$12,400
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: February 28, 2014